UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   May 15, 2025

CONNECTONE BANCORP, INC.

(Exact name of Company as specified in its charter)

New Jersey	000-11486	52-1273725
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No

301 Sylvan Avenue
Englewood Cliffs, New Jersey		07632
(Address of principal executive offices)		(Zip Code)

Company's telephone number, including area code  (201) 816-8900

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	CNOB	NASDAQ
Depositary Shares (each representing a 1/40th interest in a share of 5.25% Series A Non-Cumulative, perpetual preferred stock)	CNOBP	NASDAQ

Item 8.01 Other Events

As previously announced, on September 4, 2024, ConnectOne Bancorp, Inc. (the “Company”) and The First of Long Island Corporation (“FLIC”) entered into an agreement and plan of merger, pursuant to which FLIC will merge with and into the Company, with the Company as the surviving entity in the merger, as described in the Current Report on Form 8-K filed by the Company on September 5, 2024. The merger is expected to close on or about June 1, 2025.

This Current Report on Form 8-K is being filed to provide:

(i)	the historical audited consolidated balance sheets of FLIC as of December 31, 2024 and 2023, and the related consolidated statements of income, comprehensive income, changes in stockholders’ equity and cash flows for each of the three years in the period ended December 31, 2024, the related notes thereto and the report of Crowe LLP, independent registered public accounting firm, dated March 12, 2025, which are attached hereto as Exhibit 99.1; together with

(ii)	the interim unaudited balance sheet as of March 31, 2025 and December 31, 2024, and interim unaudited income statement, comprehensive income, changes in stockholders’ equity and cash flows for the three months ended March 31, 2025 and 2024, of FLIC, which are attached hereto as Exhibit 99.2 hereto,

Each of which is incorporated herein by reference. The Company is filing the historical audited consolidated financial statements of FLIC to incorporate by reference such information into one or more registration statements filed or to be filed by the Company.

In addition, on May 12, 2025, the Registrant received the approval of the New Jersey Department of Banking and Insurance to proceed with the previously announced merger of Registrant and The First of Long Island Corporation, with the Registrant as the surviving entity. Accordingly, all required bank regulatory approvals have been received to complete the merger.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
23.1	Consent of Crowe LLP, independent registered public accounting firm.
99.1	Historical audited consolidated balance sheets of FLIC as of December 31, 2024 and 2023, and the related consolidated statements of income, comprehensive income, changes in stockholders’ equity and cash flows for each of the three years in the period ended December 31, 2018, the related notes thereto and the report of Crowe LLP, independent registered public accounting firm, dated March 12, 2024.
99.2	Interim unaudited balance sheet as of March 31, 2025 and December 31, 2024, and interim unaudited income statement, comprehensive income, changes in stockholders’ equity and cash flows for the three months ended March 31, 2025 and 2024, of FLIC.
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded in the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

CONNECTONE BANCORP, INC.
(Registrant)

Dated: May 15, 2025	By:	/s/ William S. Burns
WILLIAM S. BURNS
Senior Executive Vice President and Chief Financial Officer